EXHIBIT 99.4

                                   APPENDIX A

                              DEFINITIONS AND USAGE

                                      Usage

                  The following rules of construction and usage shall be applicable to any agreement or instrument that is governed by this Appendix:

(a) All terms defined in this Appendix shall have the defined meanings when used in any agreement or instrument governed hereby and in any certificate or other document made or delivered pursuant thereto unless otherwise defined therein.

(b) As used herein, in any agreement or instrument governed hereby and in any certificate or other document made or delivered pursuant thereto, accounting terms not defined in this Appendix or in any such agreement, instrument, certificate or other document, and accounting terms partly defined in this Appendix or in any such agreement, instrument, certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of such agreement or instrument. To the extent that the definitions of accounting terms in this Appendix or in any such agreement, instrument, certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Appendix or in any such instrument, certificate or other document shall control.

(c) The words "hereof," "herein," "hereunder" and words of similar import when used in an agreement or instrument refer to such agreement or instrument as a whole and not to any particular provision or subdivision thereof; references in an agreement or instrument to "Article," "Section" or another subdivision or to an attachment are, unless the context otherwise requires, to an article, section or subdivision of or an attachment to such agreement or instrument; and the term "including" means "including without limitation."

(d) The definitions contained in this Appendix are equally applicable to both the singular and plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

(e) Any agreement, instrument or statute defined or referred to below or in any agreement or instrument that is governed by this Appendix means such agreement or instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns.

                  "Accrued Class A Note Interest" shall mean, with respect to any Distribution Date, the sum of the Class A Noteholders' Monthly Accrued Interest for such Distribution Date and the Class A Noteholders' Interest Carryover Shortfall for such Distribution Date.

                  "Accrued Class B Note Interest" shall mean, with respect to any Distribution Date, the sum of the Class B Noteholders' Monthly Accrued Interest for such Distribution Date and the Class B Noteholders' Interest Carryover Shortfall for such Distribution Date.

                  "Accrued Class C Certificate Interest" shall mean, with respect to any Distribution Date, the sum of the Class C Certificateholders' Monthly Accrued Interest for such Distribution Date and the Class C Certificate Interest Carryover Shortfall for such Distribution Date.

                  "Accrued Class D Certificate Interest" shall mean, with respect to any Distribution Date, the sum of the Class D Certificateholders' Monthly Accrued Interest for such Distribution Date and the Class D Certificateholders' Interest Carryover Shortfall for such Distribution Date.

                  "Accrued VPTN Interest" shall mean, with respect to any Distribution Date, the sum of the Class VPTN Noteholders' Monthly Accrued Interest for such Distribution Date and the Class VPTN Noteholders' Interest Carryover Shortfall for such Distribution Date.

                  "Accumulation   Account"   shall   mean   the   administrative
subaccount of the Collection  Account  established  and  maintained  pursuant to
Section 4.1(f) of the Sale and Servicing Agreement.

                  "Act" shall have the meaning specified in Section 11.3(a) of the Indenture.

                  "Actuarial Advance" shall mean the amount, as of the last day of a Collection Period, which the Servicer is required to advance on the respective Actuarial Receivable pursuant to Section 4.4(a) of the Sale and Servicing Agreement.

                  "Actuarial Method" shall mean the method of allocating a fixed level payment on a Receivable between principal and interest, pursuant to which the portion of such payment that is allocated to interest is the product of one-twelfth (1/12) of the APR on the Receivable multiplied by the scheduled principal balance of the Receivable.

                  "Actuarial Receivable" shall mean any Receivable under which the portion of a payment with respect thereto allocable to interest and the portion of a payment with respect thereto allocable to principal is determined in accordance with the Actuarial Method.

                  "Administration   Agreement"  shall  mean  the  Administration
Agreement, dated as of April 1, 2000, by and among the Administrator, the Issuer and the Indenture Trustee.

                  "Administrator" shall mean Ford Credit, in its capacity as administrator under the Administration Agreement, or any successor Administrator thereunder.

                  "Affiliate"  shall mean, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing.

                  "Aggregate Certificate Balance" shall mean, as of any date of determination, the sum of the Certificate Balance as of such date of the Class C Certificates and the Certificate Balance as of such date of the Class D Certificates.

                  "Amount Financed" shall mean, with respect to a Receivable, the amount advanced under the Receivable toward the purchase price of the Financed Vehicle and any related costs.

                  "Annual Percentage Rate" or "APR" of a Receivable shall mean the annual rate of finance charges stated in the Receivable.

                  "Applicable Tax State" shall mean, as of any date of determination, each State as to which any of the following is then applicable:
(a) a State in which the Owner Trustee maintains its Corporate Trust Office, (b) a State in which the Owner Trustee maintains its principal executive offices, and (c) the State of Michigan.

                  "Assignment" shall mean the document of assignment attached as Exhibit A to the Purchase Agreement.

                  "Authenticating  Agent"  shall have the meaning  specified  in
Section 2.14 of the Indenture.

                  "Authorized Officer" shall mean, (i) with respect to the Issuer, any officer within the Corporate Trust Office of the Owner Trustee, including any vice president, assistant vice president, secretary, assistant secretary or any other officer of the Owner Trustee customarily performing functions similar to those performed by any of the above designated officers and, for so long as the Administration Agreement is in full force and effect, any officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer and to be acted upon by the Administrator pursuant to the Administration Agreement; and (ii) with respect to the Indenture Trustee or the Owner Trustee, any officer within the Corporate Trust Office of the Indenture Trustee or the Owner Trustee, as the case may be, including any vice president, assistant vice president, secretary, assistant secretary or any other officer of the Indenture Trustee or the Owner Trustee, as the case may be, customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject and shall also mean, with respect to the Owner Trustee, any officer of the Administrator.

                  "Available Collections" shall mean, for any Distribution Date, the sum of the following amounts with respect to the Collection Period preceding such Distribution Date: (i) all scheduled payments and all prepayments in full collected with respect to Actuarial Receivables (including amounts withdrawn from the Payahead Account but excluding amounts deposited into the Payahead Account) and all payments collected with respect to Simple Interest Receivables;
(ii)  all  Liquidation   Proceeds   attributable  to  Receivables  which  became
Liquidated Receivables during such Collection Period in accordance with the Servicer's customary servicing procedures, and all recoveries in respect of Liquidated Receivables which were written off in prior Collection Periods; (iii) all Actuarial Advances made by the Servicer of principal due on the Actuarial Receivables; (iv) all Monthly Advances made by the Servicer of interest due on the Receivables and all amounts advanced by the Servicer pursuant to Section 4.4(c) of the Sale and Servicing Agreement; (v) the Purchase Amount received with respect to each Receivable that became a

Purchased Receivable during such Collection Period; (vi) any reinvestment earnings from Permitted Investments in the Accumulation Account; and (vii) partial prepayments of any refunded item included in the principal balance of a Receivable, such as extended warranty protection plan costs, or physical damage, credit life, disability insurance premiums, or any partial prepayment which causes a reduction in the Obligor's periodic payment to an amount below the Scheduled Payment as of the Cutoff Date; provided, however, that in calculating the Available Collections the following will be excluded: (i) amounts received on any Receivable to the extent that the Servicer has previously made an unreimbursed Monthly Advance on such Receivable; (ii) amounts received on any of the Receivables to the extent that the Servicer has previously made an unreimbursed Monthly Advance on a Receivable which is not recoverable from collections on the particular Receivable; (iii) Liquidation Proceeds with respect to a particular Actuarial Receivable to the extent of any unreimbursed Actuarial Advances thereon; (iv) all payments and proceeds (including Liquidation Proceeds) of any Receivables the Purchase Amount of which has been included in the Available Funds in a prior Collection Period; (v) Liquidation Proceeds with respect to a Simple Interest Receivable attributable to accrued and unpaid interest thereon (but not including interest for the then current
Collection Period) but only to the extent of any unreimbursed Simple Interest Advances; (vi) amounts constituting the Supplemental Servicing Fee; (vii) amounts on deposit in the Accumulation Account (exclusive of investment earnings from Permitted Investments) and (viii) any amounts on deposit in the VPTN Proceeds Account.

                  "Available Funds" shall mean, for any Distribution Date, the sum of (i) the Available Collections for such Distribution Date, (ii) the Reserve Account Release Amount for such Distribution Date, (iii) any Swap
Receipt received by the Issuer from the Swap Counterparty since the prior Distribution Date and (iv) and any Swap Termination Payment received from the Swap Counterparty since the prior Distribution Date which have not been applied as consideration for a replacement Interest Rate Swap Agreement.

                  "Bank" shall mean The Bank of New York, a New York banking corporation.

                  "Bankruptcy Code" shall mean the United States Bankruptcy Code, 11 U.S.C. 101 et seq., as amended.

                  "Basic Documents" shall mean the Certificate of Limited Partnership, the Limited Partnership Agreement, the Certificate of Trust, the Trust Agreement, the Purchase Agreement, the Sale and Servicing Agreement, the Indenture, the Administration Agreement, the Note Depository Agreement, the Interest Rate Swap Agreement, the Control Agreement and the other documents and certificates delivered in connection therewith.

                  "Book-Entry Note" shall mean a beneficial interest in any of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes and the Class B Notes, in each case issued in book-entry form as described in Section 2.11 of the Indenture.

                  "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in New York, New York or the State of Delaware are authorized or obligated by law, regulation or executive order to remain closed.

                  "Business Trust Statute" shall mean Chapter 38 of Title 12 of the Delaware Code, 12 Delaware Codess.3801 et seq., as amended.

                  "Capital Account" shall mean the account established pursuant to Section 3.2 of the Trust Agreement and the amount of any Certificateholder's Capital Account shall be the amount determined in accordance with such Section
3.2 of the Trust Agreement.

                  "Calculation Agent" shall mean the calculation agent appointed to calculate interest rates and interest amounts on the VPTNs and to perform other duties pursuant to Section 3.19 of the Indenture and shall initially be The Chase Manhattan Bank.

                  "Certificates" shall mean the Class C Certificates and the Class D Certificates, collectively.

                  "Certificate Balance" shall mean, with respect to each Class of Certificates and as the context so requires, (i) with respect to all Certificates of such Class, an amount equal to, initially, the Initial Certificate Balance of such Class of Certificates and, thereafter, an amount equal to the Initial Certificate Balance of such Class of Certificates, reduced by all amounts distributed to Certificateholders of such Class of Certificates and allocable to principal or (ii) with respect to any Certificate of such Class, an amount equal to, initially, the initial denomination of such
Certificate and, thereafter, an amount equal to such initial denomination, reduced by all amounts distributed in respect of such Certificate and allocable to principal; provided, that in determining whether the Certificateholders of Certificates evidencing the requisite portion or percentage of the Aggregate Certificate Balance have given any request, demand, authorization, direction, notice, consent, or waiver hereunder or under any Basic Document, Certificates owned by the Issuer, any other obligor upon the Certificates, the Seller, the Servicer or any Affiliate of any of the foregoing Persons shall be disregarded and deemed to be excluded from the Certificate Balance of the applicable Class, except that, in determining whether the Indenture Trustee and Owner Trustee shall be protected in relying on any such request, demand, authorization, direction, notice, consent, or waiver, only Certificates that a Trustee Officer of the Indenture Trustee, if applicable, and an Authorized Officer of the Owner Trustee with direct responsibility for the administration of the Trust Agreement, if applicable, knows to be so owned shall be so disregarded. Certificates so owned that have been pledged in good faith may be regarded as included in the Certificate Balance of the applicable Class if the pledgee establishes to the satisfaction of the Indenture Trustee or the Owner Trustee, as applicable, the pledgee's right so to act with respect to such Certificates and that the pledgee is not the Issuer, any other obligor upon the Certificates, the Seller, the Servicer or any Affiliate of any of the foregoing Persons.

                  "Certificate  Distribution  Account"  shall  mean  each of the
Certificate  Interest   Distribution  Account  and  the  Certificate   Principal
Distribution Account.

                  "Certificate Interest Distribution Account" shall mean the account established and maintained as such pursuant to Section 4.1(c) of the Sale and Servicing Agreement.

                  "Certificate Principal Distribution Account" shall mean the account established and maintained as such pursuant to Section 4.1(c) of the Sale and Servicing Agreement.

                  "Certificateholder" shall mean a Person in whose name a Certificate is registered in the Certificate Register.

                  "Certificate   of   Limited   Partnership"   shall   mean  the
Certificate of Limited Partnership of the Depositor filed for the Depositor pursuant to Section 17-201(a) of the Limited Partnership Act.

                  "Certificate of Trust" shall mean the Certificate of Trust in the form of Exhibit G to the Trust Agreement filed for the Trust pursuant to
Section 3810(a) of the Business Trust Statute.

                  "Certificate Paying Agent" shall mean any paying agent or co-paying agent appointed pursuant to Section 3.10 of the Trust Agreement and shall initially be the Owner Trustee.

                  "Certificate Pool Factor" shall mean, with respect to each Class of Certificates as of the close of business on the last day of a Collection Period, a seven-digit decimal figure equal to the Certificate Balance of such Class of Certificates (after giving effect to any reductions therein to be made on the immediately following Distribution Date) divided by the Initial Certificate Balance of such Class of Certificates. Each Certificate Pool Factor will be 1.0000000 as of the Closing Date; thereafter, each Certificate Pool Factor will decline to reflect reductions in the Certificate Balance of the applicable Class of Certificates.

                  "Certificate Register" and "Certificate Registrar" shall have the respective meanings specified in Section 3.5 of the Trust Agreement.

                  "Class" shall mean (i) a class of Notes, which may be the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes, the Class B Notes or the VPTNs or (ii) a Class of Certificates, which may be the Class C Certificates or the Class D Certificates.

                  "Class A Notes" shall mean, collectively, the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class A-5 Notes.

                  "Class A Noteholders' Interest Carryover Shortfall" shall mean, with respect to any Distribution Date, the excess of the Class A Noteholders' Monthly Accrued Interest for the preceding Distribution Date and any outstanding Class A Noteholders' Interest Carryover Shortfall on such preceding Distribution Date, over the amount in respect of interest that is actually paid to Noteholders of Class A Notes on such preceding Distribution Date, plus interest on the amount of interest due but not paid to Noteholders of Class A Notes on the preceding Distribution Date, to the extent permitted by law, at the respective Note Interest Rates borne by such Class A Notes for the related Interest Period.

                  "Class A Noteholders' Monthly Accrued Interest" shall mean, with respect to any Distribution Date, the aggregate interest accrued for the related Interest Period on the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class A-5 Notes at the respective Note Interest Rate for such Class on the outstanding principal amount of the Notes of each such Class on the immediately preceding Distribution Date or the Closing Date, as the case may be, after giving effect to all payments of principal to the Noteholders of the Notes of such Class on or prior to such preceding Distribution Date.

                  "Class A Percentage" means, for a Distribution Date, the percentage equal to a fraction, the numerator of which is the outstanding principal balance of the Class A Notes and the denominator of which is the sum of the outstanding principal balance of the Class A Notes plus the outstanding principal balance of the VPTNs, in each case at the close of the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Closing Date).

                  "Class A-1 Final Scheduled Distribution Date" shall mean the October 2001 Distribution Date.

                  "Class A-1 Noteholder" shall mean the Person in whose name a Class A-1 Note is registered on the Note Register.

                  "Class A-1 Notes" shall mean the $470,000,000 aggregate initial principal amount Class A-1 6.59% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-1 to the Indenture.

                  "Class A-1 Rate" shall mean 6.59% per annum. Interest with respect to the Class A-1 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of the Basic Documents.

                  "Class A-2 Final Scheduled Distribution Date" shall mean the August 2002 Distribution Date.

                  "Class A-2 Noteholder" shall mean the Person in whose name a Class A-2 Note is registered on the Note Register.

                  "Class A-2 Notes" shall mean the $388,000,000 aggregate initial principal amount Class A-2 6.82% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-2 to the Indenture.

                  "Class A-2 Rate" shall mean 6.82% per annum. Interest with respect to the Class A-2 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of the Basic Documents.

                  "Class A-3 Final Scheduled Distribution Date" shall mean the April 2003 Distribution Date.

                  "Class A-3 Noteholder" shall mean the Person in whose name a Class A-3 Note is registered on the Note Register.

                  "Class A-3 Notes" shall mean the $321,500,000 aggregate initial principal amount Class A-3 6.97% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-3 to the Indenture.

                  "Class A-3 Rate" shall mean 6.97% per annum. Interest with respect to the Class A-3 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of the Basic Documents.

                  "Class A-4 Final Scheduled Distribution Date" shall mean the November 2003 Distribution Date.

                  "Class A-4 Noteholder" shall mean the Person in whose name a Class A-4 Note is registered on the Note Register.

                  "Class A-4 Notes" shall mean the $249,000,000 aggregate initial principal amount Class A-4 7.03% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-4 to the Indenture.

                  "Class A-4 Rate" shall mean 7.03% per annum. Interest with respect to the Class A-4 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of the Basic Documents.

                  "Class A-5 Final Scheduled Distribution Date" shall mean the April 2004 Distribution Date.

                  "Class A-5 Noteholder" shall mean the Person in whose name a Class A-5 Note is registered on the Note Register.

                  "Class A-5 Notes" shall mean the $181,880,000 aggregate initial principal amount Class A-5 7.07% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-5 to the Indenture.

                  "Class A-5 Rate" shall mean 7.07% per annum. Interest with respect to the Class A-5 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of the Basic Documents.

                  "Class B Final Scheduled Distribution Date" shall mean the August 2004 Distribution Date.

                  "Class B Noteholder" shall mean the Person in whose name a Class B Note is registered on the Note Register.

                  "Class B Noteholders' Interest Carryover Shortfall" shall mean, with respect to any Distribution Date, the excess of the Class B Noteholders' Monthly Accrued Interest for the preceding Distribution Date and any outstanding Class B Noteholders' Interest Carryover Shortfall on such preceding Distribution Date, over the amount in respect of interest that is actually paid to Noteholders of Class B Notes on such preceding Distribution Date, plus interest on the amount of interest due but not paid to Noteholders of Class B Notes on the preceding Distribution Date, to the extent permitted by law, at the Class B Rate for the related Interest Period.

                  "Class B Noteholders' Monthly Accrued Interest" shall mean, with respect to any Distribution Date, the aggregate interest accrued for the related Interest Period on the Class B Notes at the Class B Rate on the outstanding principal amount of the Class B Notes on the immediately preceding Distribution Date or the Closing Date, as the case may be, after giving effect to all payments of principal to the Noteholders of the Class B Notes on or prior to such preceding Distribution Date.

                  "Class B Notes" shall mean the $76,260,000 aggregate initial principal amount Class B 7.32% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit B to the Indenture.

                  "Class B Rate" shall mean 7.32% per annum. Interest with respect to the Class B Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of the Basic Documents.

                  "Class C Certificateholder" shall mean the Person in whose name a Class C Certificate is registered in the Certificate Register.

                  "Class C Certificateholders' Interest Carryover Shortfall" shall mean, with respect to any Distribution Date, the excess of the sum of the Class C Certificateholders' Monthly Accrued Interest for the preceding
Distribution Date and any outstanding Class C Certificateholders' Interest Carryover Shortfall from the close of business on such preceding Distribution Date, over the amount in respect of interest that is actually paid to Class C Certificateholders on such preceding Distribution Date, plus thirty (30) days of interest on such excess, to the extent permitted by law, at the Class C Rate.

                  "Class C Certificateholders' Monthly Accrued Interest" shall mean, with respect to any Distribution Date, thirty (30) days of interest (or, in the case of the first Distribution Date, interest accrued from and including the Closing Date to but excluding such Distribution Date) at the Class C Rate on the Certificate Balance of the Class C Certificates on the immediately preceding Distribution Date or the Closing Date, as the case may be, after giving effect to all distributions allocable to the reduction of the Certificate Balance of the Class C Certificates made on or prior to such preceding Distribution Date.

                  "Class C Certificates" shall mean the $43,580,000 aggregate initial principal balance Class C 7.70% Asset Backed Certificates evidencing the beneficial interest of a Class C Certificateholder in the property of the Trust, substantially in the form of Exhibit A to the Trust Agreement; provided, however, that the Owner Trust Estate has been pledged to the Indenture Trustee to secure payment of the Notes and that the rights of the Certificateholders to receive distributions on the Certificates are subordinated to the rights of the Noteholders as described in the Sale and Servicing Agreement, the Indenture and the Trust Agreement.

                  "Class C Final Scheduled Distribution Date" shall mean the October 2004 Distribution Date.

                  "Class C Rate" shall mean 7.70% per annum. Interest with respect to the Class C Certificates shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of the Basic Documents.

                  "Class D Certificateholder" shall mean the Person in whose name a Class D Certificate is registered in the Certificate Register.

                  "Class D Certificateholders' Interest Carryover Shortfall" shall mean, with respect to any Distribution Date, the excess of the sum of the Class D Certificateholders' Monthly Accrued Interest for the preceding
Distribution Date and any outstanding Class D Certificateholders' Interest Carryover Shortfall from the close of business on such preceding Distribution Date, over the amount in respect of interest that is actually paid to Class D Certificateholders on such preceding Distribution Date, plus thirty (30) days of interest on such excess, to the extent permitted by law, at the Class D Rate.

                  "Class D Certificateholders' Monthly Accrued Interest" shall mean, with respect to any Distribution Date, thirty (30) days of interest (or, in the case of the first Distribution Date, interest accrued from and including the Closing Date to but excluding such Distribution Date) at the Class D Rate on the Certificate Balance of the Class D Certificates on the immediately preceding Distribution Date or the Closing Date, as the case may be, after giving effect to all distributions allocable to the reduction of the Certificate Balance of the Class D Certificates made on or prior to such preceding Distribution Date.

                  "Class D Certificates" shall mean the $43,580,000 aggregate initial principal balance Class D 9.00% Asset Backed Certificates evidencing the beneficial interest of a Class D Certificateholder in the property of the Trust, substantially in the form of Exhibit B to the Trust Agreement; provided, however, that the Owner Trust Estate has been pledged to the Indenture Trustee to secure payment of the Notes and that the rights of the Certificateholders to receive distributions on the Certificates are subordinated to the rights of the Noteholders as described in the Sale and Servicing Agreement, the Indenture and the Trust Agreement.

                  "Class D Final Scheduled Distribution Date" shall mean the July 2005 Distribution Date.

                  "Class D Rate" shall mean 9.00% per annum. Interest with respect to the Class D Certificates shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of the Basic Documents.

                  "Clearing Agency" shall mean an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

                  "Clearing Agency Participant" shall mean a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

                  "Closing Date" shall mean April 20, 2000.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended, and Treasury Regulations promulgated thereunder.

                  "Collateral" shall have the meaning specified in the Granting Clause of the Indenture.

                  "Collection Account" shall mean the account or accounts established and maintained as such pursuant to Section 4.1(a) of the Sale and Servicing Agreement.

                  "Collection Period" shall mean each calendar month during the term of this Agreement or, in the case of the initial Collection Period, the period from the Cutoff Date to and including the last day of the month in which the Cutoff Date occurred. Any amount stated "as of the close of business of the last day of a Collection Period" shall give effect to the following calculations as determined as of the end of the day on such last day: 1) all applications of collections, 2) all current and previous Payaheads, 3) all applications of Payahead Balances, 4) all Monthly Advances and reductions of Outstanding Monthly Advances and 5) all distributions.

                  "Collections" shall mean all amounts collected by the Servicer (from whatever source) on or with respect to the Receivables.

                  "Commission"   shall   mean  the   Securities   and   Exchange
Commission.

                  "Computer Tape" shall mean the computer tape generated by the Seller which provides information relating to the Receivables and which is used by the Seller in selecting the Receivables conveyed to the Trust.

                  "Control Agreement" shall mean the Securities Account Control Agreement, dated as of the Closing Date, by and among the Seller, the Issuer, the Indenture Trustee and The Chase Manhattan Bank in its capacity as a securities intermediary.

                  "Controlling Certificate Class" shall mean, with respect to any Class C Certificates outstanding, the Class C Certificates as long as any Class C Certificates are outstanding and thereafter the Class D Certificates so long as any Class D Certificates are outstanding.

                  "Controlling Note Class" shall mean, with respect to any Notes Outstanding, the Class A Notes and the VPTNs as long as any Class A Notes or VPTNs are Outstanding and, thereafter, the Class B Notes as long as any Class B Notes are Outstanding (excluding Notes held by the Seller, the Servicer or their Affiliates).

                  "Corporate Trust Office" shall mean, (i) with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee located at 101 Barclay Avenue, Floor 12 East, New York, New York 10286 or at such other address as the Owner Trustee may designate from time to time by notice to the Certificateholders and the Depositor, or the principal corporate trust office of any successor Owner Trustee (the address of which the successor Owner Trustee will notify the Certificateholders and the Depositor); (ii) with respect to the Delaware Trustee, the principal corporate trust office of the Delaware Trustee located at White Clay Center, Route 273, Newark, Delaware 19711 or at such other address as the Delaware Trustee may designate from time to time by notice to the Certificateholders and the Depositor, or the principal corporate trust office of any successor Delaware Trustee (the address of which the successor Delaware Trustee will notify the Certificateholders and the Depositor); and (iii) with respect to the Indenture Trustee, the principal corporate trust office of the Indenture Trustee located at 450 West 33rd Street, New York, New York 10001, or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Issuer, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Noteholders and the Issuer).

                  "Co-Trustees" shall mean, individually and collectively, the Owner Trustee and the Delaware Trustee.

                  "Curable Sequential Amortization Commencement Date" means any Targeted Scheduled Distribution Date on which the related Subclass of Class A Notes is not paid in full; provided that no other Subclass of Class A Notes is then Outstanding after its Targeted Scheduled Distribution Date.

                  "Curable Sequential Amortization Period" shall mean the period commencing on a Curable Sequential Amortization Commencement Date and ending the earlier of (i) the date on which the related Subclass of Class A Notes has been paid in full and (ii) the next succeeding Targeted Scheduled Distribution Date after giving effect to the amounts payable on such Targeted Scheduled Distribution Date.

                  "Cutoff Date" shall mean April 1, 2000.

                  "Dealer" shall mean the dealer who sold a Financed Vehicle and who originated and assigned the respective Receivable to Ford Credit or PRIMUS under an existing agreement between such dealer and either Ford Credit or PRIMUS.

                  "Dealer Recourse" shall mean, with respect to a Receivable (i) any amount paid by a Dealer or credited against a reserve established for, or held on behalf of, a Dealer in excess of that portion of finance charges rebated to the Obligor which is attributable to the Dealer's participation, if any, in the Receivable, and (ii) all recourse rights against the Dealer which originated the Receivable and any successor Dealer.

                  "Default" shall mean any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

                  "Definitive Notes" shall have the meaning specified in Section
2.11 of the Indenture.

                  "Delaware Trustee" shall mean The Bank of New York (Delaware), a Delaware banking corporation, not in its individual capacity but solely as Delaware Trustee under the Trust Agreement, or any successor Delaware Trustee under the Trust Agreement.

                  "Depositor" shall mean the Seller in its capacity as Depositor under the Trust Agreement.

                  "Determination   Date"  shall  mean,   with   respect  to  any
Collection Period, the Business Day immediately preceding the Distribution Date following such Collection Period.

                  "Distribution Date" shall mean the fifteenth (15th) day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day, commencing May 15, 2000.

                  "Eligible Purchaser" means either FCAR Owner Trust or another purchaser eligible to purchase a VPTN under the Securities Act and any applicable State securities law.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

                  "Event of Default" shall have the meaning specified in Section
5.1 of the Indenture.

                  "Event of Servicing Termination" shall mean an event specified in Section 7.1 of the Sale and Servicing Agreement.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  "Executive Officer" shall mean, with respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, the Secretary or the Treasurer of such corporation and, with respect to any partnership, any general partner thereof.

                  "Expenses"  shall have the  meaning  assigned  to such term in
Section 8.2 of the Trust Agreement.

                  "Extended Sequential Amortization Commencement Date" shall mean the Targeted Scheduled Distribution Date on which two Subclasses of Class A Notes which have reached or passed their Targeted Scheduled Distribution Dates have not been paid in full after giving effect to all payments allocable to principal on such Targeted Scheduled Distribution Date.

                  "Extended Sequential Amortization Period" shall mean the period commencing on an Extended Sequential Amortization Commencement Date and ending on the Distribution Date on which the Class A-5 Notes and VPTNs are paid in full.

                  "Final Scheduled Maturity Date" shall mean no later than January 28, 2005.

                  "Financed Vehicle" shall mean a new or used automobile or light truck, together with all accessions thereto, securing an Obligor's indebtedness under the respective Receivable.

                  "First Priority Principal Distribution Amount" shall mean, with respect to any Distribution Date, an amount equal to the excess, if any, of
(a) the aggregate outstanding principal amount of the Class A Notes and VPTNs as of the preceding Distribution Date (after giving effect to any principal payments made on the Class A Notes and VPTNs and the issuance of any additional VPTNs on such preceding Distribution Date) less the amount on deposit in the Accumulation Account (exclusive of investment earnings from Permitted Investments) after giving effect to all principal payments on the Class A Notes and VPTNs on such preceding Distribution Date over (b) the difference between
(1) the Pool Balance at the end of the Collection Period preceding such Distribution Date minus (2) the Yield Supplement Overcollateralization Amount for such Distribution Date; provided, however, that the First Priority Principal Distribution Amount shall not exceed the sum of the aggregate outstanding principal amount of all of the Notes and the Aggregate Certificate Balance of all of the Certificates on such Distribution Date (prior to giving effect to any principal payments made on the Securities on such Distribution Date); and provided, further, that (i) the First Priority Principal Distribution Amount on and after the Class A-1 Final Scheduled Distribution Date shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Class A-1 Notes to zero; (ii) the First Priority Principal Distribution Amount on and after the Class A-2 Final Scheduled Distribution Date shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Class A-2 Notes to zero; (iii) the First Priority Principal Distribution Amount on and after the Class A-3 Final Scheduled Distribution Date shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Class A-3 Notes to zero; (iv) the First Priority Principal Distribution Amount on and after the Class A-4 Final Scheduled Distribution Date shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Class A-4 Notes to zero; (v) the First Priority Principal Distribution Amount on and after the Class A-5 Final Scheduled Distribution Date shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Class A-5 Notes to zero; and (vi) the First Priority Principal Distribution Amount on and after the VPTN Final Scheduled Distribution Date shall not be less than the amount that is necessary to reduce the outstanding principal amount of all the outstanding VPTNs to zero.

                  "Fitch" shall mean Fitch IBCA, Inc.

                  "Ford Credit" shall mean Ford Motor Credit Company, a Delaware corporation.

                  "General Partner" shall mean Ford Credit Auto Receivables Two, Inc., a Delaware corporation, or any substitute General Partner under the Limited Partnership Agreement.

                  "Grant" shall mean to mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and to grant a lien upon and a security interest in and right of set-off against, and to deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other monies payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

                  "Indemnification  Agreement"  shall  mean the  Indemnification
Agreement,   dated  April  13,  2000,   by  and  between  Ford  Credit  and  the
Representatives.

                  "Indemnified Parties" shall have the meaning assigned to such term in Section 8.2 of the Trust Agreement.

                  "Indenture" shall mean the Indenture, dated as of April 1, 2000, by and between the Trust and the Indenture Trustee.

                  "Indenture Trustee" shall mean The Chase Manhattan Bank, a New York corporation, not in its individual capacity but solely as Indenture Trustee under the Indenture, or any successor Indenture Trustee under the Indenture.

                  "Indenture Trust Estate" shall mean all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of the Indenture for the benefit of the Noteholders (including, without limitation, all property and interests Granted to the Indenture Trustee), including all proceeds thereof.

                  "Independent" shall mean, when used with respect to any specified Person, that such Person (a) is in fact independent of the Issuer, any other obligor on the Notes, the Seller and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

                  "Independent Certificate" shall mean a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1 of the Indenture, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

                  "Initial Certificate Balance" shall mean (i) with respect to the Class C Certificates, $43,580,000, (ii) with respect to the Class D Certificates, $43,580,000 and (ii) with respect to any Certificate of either such Class, an amount equal to the initial denomination of such Certificate.

                  "Initial Pool Balance" shall mean $2,300,017,517.50.

                  "Insolvency Event" shall mean, with respect to any Person, (i) the making of a general assignment for the benefit of creditors, (ii) the filing of a voluntary petition in bankruptcy, (iii) being adjudged a bankrupt or insolvent, or having had entered against such Person an order for relief in any bankruptcy or insolvency proceeding, (iv) the filing by such Person of a petition or answer seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, (v) the filing by such Person of an answer or other pleading admitting or failing to contest the material allegations of a petition filed against such Person in any proceeding specified in (vii) below, (vi) seeking, consent to or acquiescing in the appointment of a trustee, receiver or liquidator of such Person or of all or any substantial part of the assets of such Person or (vii) the failure to obtain dismissal within 60 days of the commencement of any proceeding against such Person seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, or the entry of any order appointing a trustee, liquidator or receiver of such Person or of such Person's assets or any substantial portion thereof.

                  "Interest Period" shall mean, with respect to any Distribution Date (i) with respect to the Class A Notes, Class B Notes, Class C Certificates and Class D Certificates, in the case of the first Distribution Date, the period from and including the Closing Date to but excluding May 15, 2000 and for any other Distribution Date, the period from the fifteenth day of the calendar month preceding each Distribution Date to but excluding the fifteenth day of the current calendar month and (ii) with respect to the VPTNs, in case of the first Distribution Date following the issuance of the related VPTN, the period from and including the issuance date to but excluding such Distribution Date and for any other Distribution Date, the period from and including the most recent Distribution Date to but excluding such Distribution Date.

                  "Interest Rate Swap Agreement" shall mean the interest rate swap agreement, dated April 13, 2000, including all schedules and confirmations thereto, between the Issuer and the Swap Counterparty, as the same may be amended, supplemented, renewed, extended or replaced from time to time. The Interest Rate Swap Agreement shall provide that if the rating of any Swap Counterparty (including any replacement Swap Counterparty or any institution guaranteeing the Swap Counterparty's obligations under the Interest Rate Swap Agreement) (i) falls below a rating of "Aa1" by Moody's, "AA-" by Fitch or "AA-" by S&P or (ii) is suspended or withdrawn, then such Swap Counterparty, within 30 days, must either (1) post collateral with a rating of at least "P-1" by Moody's, "F1" by Fitch and "A-1" by S&P to the Issuer, (2) must assign its rights and obligations in and under the applicable Interest Rate Swap Agreement to another eligible Swap Counterparty acceptable to the Issuer or (3) take other remedial action acceptable to the Rating Agencies and to the Issuer, provided, however, that such actions as listed in (1), (2) and (3) above shall only be required if such actions are necessary to maintain the ratings of the Class A Notes and VPTNs prior to such reduction, suspension or withdrawal.

                  "Interest Reset Date" means, with respect to the VPTNs, the first day of the applicable Interest Period.

                  "IRS" shall mean the Internal Revenue Service.

                  "Issuer" shall mean the Trust unless a successor replaces it and, thereafter, shall mean the successor and for purposes of any provision contained in the Indenture and required by the TIA, each other obligor on the Notes.

                  "Issuer Order" and "Issuer Request" shall mean a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

                  "LIBOR" means the London Interbank Offered Rate for U.S. dollar deposits for each Interest Period as determined by the Calculation Agent for the VPTNs as follows:

         (1) On the LIBOR Determination Date, the Calculation Agent will determine the arithmetic mean of the offered rates for deposits in U.S. dollars for a period of one-month, commencing on such Interest Reset Date, which appear on the Reuters Screen LIBO Page at approximately 11:00 a.m., London time, on such LIBOR Determination Date. "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks). If at least two such offered rates appear on the Reuters Screen LIBO Page, LIBOR for such Interest Period will be the arithmetic mean of such offered rates as determined by the Calculation Agent.

         (2) If fewer than two offered rates appear on the Reuters Screen LIBO Page on such LIBOR Determination Date, the Calculation Agent will request the principal London offices of each of four major banks in the London interbank market selected by such Calculation Agent to provide such Calculation Agent with its offered quotations for deposits in U.S. dollars for a period of one month, commencing on such Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Determination Date and in a principal amount equal to an amount of not less than U.S.$1,000,000 that is representative of a single transaction in such market at such time. If at least two such quotations are provided, LIBOR for such Interest Period will be the arithmetic mean of such quotations. If fewer than two such quotations are provided, LIBOR for such Interest Period will be the arithmetic mean of rates quoted by three major banks in The City of New York selected by the Calculation Agent for such LIBOR Security at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in U.S. dollars to leading European banks, for a one-month period commencing on such Interest Reset Date, and in a principal amount equal to an amount of not less than U.S.$1,000,000 that is representative of a single transaction in such market at such time; provided, however, that if the banks selected as aforesaid by such Calculation Agent are not quoting rates as mentioned in this sentence, LIBOR for such Interest Period will be the same as LIBOR for the immediately preceding Interest Period.

                  "London Banking Day" means any day other than a Saturday, Sunday or any other day on which banks in London are required or authorized to be closed.

                  "LIBOR Determination Date" means the second London Banking Day prior to the Interest Reset Date for the related Interest Period.

                  "Lien" shall mean a security interest, lien, charge, pledge, equity, or encumbrance of any kind other than tax liens, mechanics' liens, and any liens which attach to the respective Receivable by operation of law.

                  "Limited Partnership Act" shall mean the Delaware Revised Uniform Limited Partnership Act, Chapter 17 of Title 6 of the Delaware Code, 17 Delaware Code ss. 101 et seq., as amended.

                  "Limited Partnership Agreement" shall mean the Amended and Restated Agreement of Limited Partnership of Ford Credit Auto Receivables Two L.P., dated as of June 1, 1996, by and between Ford Credit Auto Receivables Two, Inc., as general partner, and Ford Credit, as limited partner.

                  "Liquidated Receivable" shall mean a Receivable which, by its terms, is in default and as to which the Servicer has determined, in accordance with its customary servicing procedures, that eventual payment in full is unlikely or has repossessed and disposed of the Financed Vehicle.

                  "Liquidation Proceeds" shall mean the monies collected from whatever source, during the respective Collection Period, on a Liquidated Receivable, net of the sum of any amounts expended by the Servicer for the account of the Obligor plus any amounts required by law to be remitted to the Obligor.

                  "Monthly Advance" shall mean either an Actuarial Advance or a Simple Interest Advance or both, as applicable.

                  "Monthly Remittance Condition" shall have the meaning specified in Section 4.1(e) of the Sale and Servicing Agreement.

                  "Moody's" shall mean Moody's Investors Service, Inc.

                  "Note Depository Agreement" shall mean the agreement dated the Closing Date by and among the Trust, the Indenture Trustee and The Depository Trust Company, as the initial Clearing Agency, relating to the Notes, substantially in the form of Exhibit C to the Indenture.

                  "Noteholder" shall mean the Person in whose name a Note is registered on the Note Register.

                  "Note Interest Rate" shall mean the Class A-1 Rate, the Class A-2 Rate, the Class A-3 Rate, the Class A-4 Rate, the Class A-5 Rate, the VPTN Rate for each VPTN or the Class B Rate, as applicable.

                  "Note Owner" shall mean, with respect to any Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

                  "Note Paying Agent" shall mean the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in Section 6.11 of the Indenture and is authorized by the Issuer to make payments to and distributions from the Collection Account (including the Principal Distribution Account), the Accumulation Account and the VPTN Proceeds Account, including payment of principal of or interest on the Notes on behalf of the Issuer.

                  "Note Pool Factor" shall mean, with respect to each Subclass of Class A, the VPTNs and the Class B Notes as of the close of business on the last day of a Collection Period, a seven-digit decimal figure equal to the outstanding principal balance of such Subclass or Class of Notes (after giving effect to any reductions thereof to be made on the immediately following Distribution Date) divided by the original outstanding principal balance of such Subclass or Class of Notes. The Note Pool Factor will be 1.0000000 as of the Closing Date or, with respect to any additional VPTNs, the date of issuance; thereafter, the Note Pool Factor will decline to reflect reductions in the outstanding principal amount of such Subclass or Class of Notes.

                  "Note Register" and "Note Registrar" shall have the respective meanings specified in Section 2.5 of the Indenture.

                  "Notes" shall mean the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes, the VPTNs and the Class B Notes, collectively.

                  "Obligor"  on  a  Receivable   shall  mean  the  purchaser  or
co-purchasers of the Financed Vehicle or any other Person who owes payments under the Receivable (not including any Dealer in respect of Dealer Recourse).

                  "Offered Securities" shall mean the Class A Notes, the Class B Notes and the Class C Certificates.

                  "Officer's Certificate" shall mean (i) with respect to the Trust, a certificate signed by any Authorized Officer of the Trust and (ii) with respect to the Seller or the Servicer, a certificate signed by the chairman of the board, the president, any executive vice president, any vice president, the treasurer, any assistant treasurer, or the controller of the Seller or the Servicer, as applicable.

                  "Opinion of Counsel" shall mean a written opinion of counsel which counsel shall be acceptable to the Indenture Trustee, the Owner Trustee or the Rating Agencies, as applicable.

                  "Optional Purchase Percentage" shall mean 10%.

                  "Outstanding" shall mean with respect to the Notes, as of the date of determination, all Notes theretofore authenticated and delivered under the Indenture except:

                           (a)  Notes theretofore cancelled by the Note
                  Registrar or delivered to the Note Registrar for cancellation;

                           (b) Notes or  portions  thereof the payment for which
                  money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Note Paying Agent in trust for the Noteholders of such Notes (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision for such notice has been made, satisfactory to the Indenture Trustee); and

                           (c) Notes in  exchange  for or in lieu of which other
                  Notes have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

provided, that in determining whether the Noteholders of Notes evidencing the requisite principal amount of the Notes Outstanding have given any request, demand, authorization, direction, notice, consent, or waiver under any Basic Document, Notes owned by the Issuer, any other obligor upon the Notes, the Seller, the Servicer or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying on any such request, demand, authorization, direction, notice, consent, or waiver, only Notes that a Responsible Officer of the Indenture Trustee knows to be so owned shall be so disregarded. Notes owned by the Issuer, any other obligor upon the Notes, the Seller, the Servicer or any Affiliate of any of the foregoing Persons that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Seller, the Servicer or any Affiliate of any of the foregoing Persons.

                  "Outstanding Actuarial Advances" on the Actuarial Receivables shall mean the sum, as of the close of business on the last day of a Collection Period, of all Actuarial Advances as reduced as provided in Section 4.4(a) of the Sale and Servicing Agreement.

                  "Outstanding Advances" shall mean either Outstanding Actuarial Advances or Outstanding Simple Interest Advances or both, as applicable.

                  "Outstanding Simple Interest Advances" on the Simple Interest Receivables shall mean the sum, as of the close of business on the last day of a Collection Period, of all Simple Interest Advances as reduced as provided in
Section 4.4(b) of the Sale and Servicing Agreement.

                  "Owner Trustee" shall mean The Bank of New York, a New York banking corporation, not in its individual capacity but solely as Owner Trustee under the Trust Agreement, or any successor Owner Trustee under the Trust Agreement.

                  "Owner Trust Estate" shall mean all right, title and interest of the Trust in, to and under the property and rights assigned to the Trust pursuant to Article II of the Sale and Servicing Agreement.

                  "Payahead" on a Receivable shall mean the amount, as of the close of business on the last day of a Collection Period, specified in Section
4.3 of the Sale and Servicing Agreement with respect to such Receivable.

                  "Payahead Account" shall mean the account established and maintained as such pursuant to Section 4.1(d) of the Sale and Servicing Agreement.

                  "Payahead Balance" on a Receivable shall mean the sum, as of the close of business on the last day of a Collection Period, of all Payaheads made by or on behalf of the Obligor with respect to such Receivable (including any amount paid by or on behalf of the Obligor prior to the Cutoff Date that is due on or after the Cutoff Date and was not used to reduce the principal balance of such Receivable), as reduced by applications of previous Payaheads with respect to such Receivable, pursuant to Sections 4.3 and 4.4 of the Sale and Servicing Agreement.

                  "Permitted Investments" shall mean, on any date of determination, book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form with maturities not exceeding the Business Day preceding the next Distribution Date (except as set forth in clause (g) below) which evidence:

(a) direct non-callable obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

(b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or State banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each of the Rating Agencies in the highest investment category granted thereby;

(c) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from each of the Rating Agencies in the highest investment category granted thereby;

(d) investments in money market funds having a rating from each of the Rating Agencies in the highest investment category granted thereby (including funds for which the Indenture Trustee or the Owner Trustee or any of their respective Affiliates is investment manager or advisor);

(e) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

(f) repurchase obligations with respect to any security that is a direct non-callable obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (b);

(g) with respect to the amounts in the Reserve Account, securities and instruments which do not mature prior to the next Distribution Date and will not be required to be sold to meet any shortfalls in interest or principal owed to the Noteholders or Certificateholders, provided that the Issuer or Servicer has received written notification from the Rating Agencies that the acquisition of such securities or instruments as a Permitted Investment will not result in a withdrawal or downgrading of the ratings on the Notes and Certificates; and

(h) any other investment with respect to which the Issuer or the Servicer has received written notification from the Rating Agencies that the acquisition of such investment as a Permitted Investment will not result in a withdrawal or downgrading of the ratings on the Notes or the Certificates.

                  "Person" shall mean any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

                  "Physical Property" shall have the meaning assigned to such term in the definition of "Delivery" above.

                  "Pool Balance" as of the close of business of the last day of a Collection Period shall mean the aggregate Principal Balance of the Receivables, after giving effect to all payments (other than Payaheads) received from Obligors, Liquidation Proceeds, Monthly Advances and Purchase Amounts to be remitted by the Servicer or the Seller, as the case may be, for such Collection Period and all Realized Losses during such Collection Period.

                  "Pool Factor" as of the last day of a Collection Period shall mean a seven-digit decimal figure equal to the Pool Balance divided by the Initial Pool Balance.

                  "Predecessor Note" shall mean, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note and, for purposes of this definition, any Note authenticated and delivered under Section 2.6 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

                  "Prepayment Date" shall mean, with respect to a prepayment of the Certificates pursuant to Section 9.3(a) of the Trust Agreement or a distribution to Certificateholders pursuant to Section 9.1(c) of the Trust Agreement, the Distribution Date specified by the Owner Trustee pursuant to said
Section 9.3(a) or 9.1(c), as applicable.

                  "Prepayment Price" shall mean an amount equal to the Certificate Balance of the Class of Certificates to be prepaid plus accrued and unpaid interest thereon at the applicable Certificate Rate plus interest on any overdue interest at the applicable Certificate Rate (to the extent lawful) to but excluding the Prepayment Date.

                  "PRIMUS"  shall mean,  until  August 1999,  PRIMUS  Automotive
Financial Services, Inc. (and any of its subsidiaries), a wholly owned subsidiary of Ford Credit conducting its business as a corporate entity separate from Ford Credit and beginning in August 1999, Primus Financial Services, a d/b/a of Ford Credit, conducting its business as a division of Ford Credit.

                  "Principal Balance" of a Receivable, as of the close of business on the last day of a Collection Period, shall mean the Amount Financed minus the sum of (a) in the case of an Actuarial Receivable, that portion of all Scheduled Payments due on or prior to such day allocable to principal using the actuarial or constant yield method, (b) in the case of a Simple Interest Receivable, that portion of all Scheduled Payments actually received on or prior to such date allocable to principal using the Simple Interest Method, (c) any refunded portion of extended warranty protection plan costs, or of physical damage, credit life, or disability insurance premiums included in the Amount Financed, (d) any payment of the Purchase Amount with respect to the Receivable allocable to principal and (e) any prepayment in full or any partial prepayments applied to reduce the principal balance of the Receivable.

                  "Principal Distribution Account" shall mean the administrative subaccount of the Collection Account established and maintained as such pursuant to Section 4.1(b) of the Sale and Servicing Agreement.

                  "Proceeding" shall mean any suit in equity, action at law or other judicial or administrative proceeding.

                  "Program" shall have the meaning specified in Section 3.11 of the Sale and Servicing Agreement.

                  "Prospectus"   shall  have  the  meaning   specified   in  the
Underwriting Agreement.

                  "Purchase Agreement" shall mean the Purchase Agreement, dated as of April 1, 2000, by and between the Seller and Ford Credit.

                  "Purchase Amount" shall mean the amount, as of the close business on the last day of a Collection Period, required to be paid by an Obligor to prepay in full the respective Receivable under the terms thereof (which amount shall include a full month's interest, in the month of payment, at the Annual Percentage Rate).

                  "Purchased Property" shall mean the Receivables and related property described in Section 2.1(a) of the Purchase Agreement.

                  "Purchased Receivable" shall mean a Receivable purchased as of the close of business on the last day of the respective Collection Period by the Servicer pursuant to Section 3.7 of the Sale and Servicing Agreement or by the Seller pursuant to Section 6.2 of the Purchase Agreement.

                  "Purchaser" shall mean the Seller in its capacity as Purchaser under the Purchase Agreement.

                  "Qualified Institution" shall mean any depository institution organized under the laws of the United States of America or any one of the states thereof or incorporated under the laws of a foreign jurisdiction with a branch or agency located in the United States of America or one of the states thereof and subject to supervision and examination by federal or state banking authorities which at all times has a short-term deposit rating of P-1 by Moody's and A-1+ by Standard & Poor's and, in the case of any such institution organized under the laws of the United States of America, whose deposits are insured by the Federal Deposit Insurance Corporation or any successor thereto.

                  "Qualified Trust Institution" shall mean the corporate trust department of The Bank of New York, The Chase Manhattan Bank, or any institution organized under the laws of the United States of America or any one of the states thereof or incorporated under the laws of a foreign jurisdiction with a branch or agency located in the United States of America or one of the states thereof and subject to supervision and examination by federal or state banking authorities which at all times (i) is authorized under such laws to act as a trustee or in any other fiduciary capacity, (ii) holds not less than one billion dollars in assets in its fiduciary capacity, and (iii) has a long-term deposit rating of not less than Baa3 from Moody's.

                  "Rating Agency" shall mean each of the nationally recognized statistical rating organizations designated by the Seller or an Affiliate to provide a rating on the Notes or the Certificates which is then rating such Notes or Certificates. If no such organization or successor is any longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable Person designated by the Seller or an Affiliate, notice of which designation shall be given to the Indenture Trustee, the Owner Trustee and the Servicer.

                  "Rating Agency Condition" shall mean, with respect to any action, that each Rating Agency shall have been given prior notice thereof and that each of the Rating Agencies shall have notified the Seller, the Servicer, the Owner Trustee and the Indenture Trustee in writing that such action will not result in a reduction or withdrawal of the then current rating of the Notes or the Certificates.

                  "Realized Losses" shall mean, the excess of the Principal Balance of any Liquidated Receivable over Liquidation Proceeds to the extent allocable to principal received in the Collection Period.

                  "Receivable" shall mean any retail installment sale contract which shall appear on the Schedule of Receivables and any amendments, modifications or supplements to such retail installment sale contract which has not been released by the Indenture Trustee and the Owner Trustee from the Trust.

                  "Receivable  Files"  shall  mean the  documents  specified  in
Section 2.4 of the Sale and Servicing Agreement.

                  "Receivables Purchase Price" shall mean the fair market value of the Receivables on the Closing Date, as set forth on Schedule A to the Purchase Agreement.

                  "Record Date" shall mean, (i) with respect to any Distribution Date or Redemption Date and any Book-Entry Note, the close of business on the day prior to such Distribution Date or Redemption Date or, with respect to any Definitive Note, the last day of the month preceding the month in which such Distribution Date or Redemption Date occurs and (ii) with respect to any Distribution Date or Prepayment Date and any Certificate, the close of business on the last day of the month preceding the month in which such Distribution Date or Prepayment Date occurs.

                  "Redemption Date" shall mean with respect to a redemption of the Class A Notes, the VPTNs and the Class B Notes pursuant to Section 10.1 of the Indenture, the Distribution Date specified by the Servicer pursuant to said
Section 10.1.

                  "Redemption Price" shall mean an amount equal to the unpaid principal amount of the Class of Notes to be redeemed plus accrued and unpaid interest thereon at the applicable Note Interest Rate plus interest on any overdue interest at the applicable Note Interest Rate (to the extent lawful) to but excluding the Redemption Date.

                  "Registered  Noteholder" shall mean the Person in whose name a
Note is registered on the Note Register on the applicable Record Date.

                  "Regular Principal Distribution Amount" shall mean, with respect to any Distribution Date, an amount not less than zero equal to the difference between (i) the excess, if any, of (a) the sum of the aggregate outstanding principal amount of all the Notes and the Aggregate Certificate Balance of all of the Certificates as of the preceding Distribution Date (after giving effect to any principal payments made on the Securities and issuance of any additional VPTNs on such preceding Distribution Date) or the Closing Date, as the case may be, less the amount on deposit in the Accumulation Account (exclusive of investment earnings) after giving effect to all principal payments on the Securities on such preceding Distribution Date over (b) the difference between (x) the Pool Balance at the end of the Collection Period preceding such Distribution Date minus (y) the sum of the Specified Overcollateralization
Amount with respect to such Distribution Date and the Yield Supplement Overcollateralization Amount with respect to such Distribution Date, minus (ii) the sum of the First Priority Principal Distribution Amount, if any, and the Second Priority Principal Distribution Amount, if any, each with respect to such Distribution Date; provided, however, that the Regular Principal Distribution Amount shall not exceed the sum of the aggregate outstanding principal amount of all of the Notes and the Aggregate Certificate Balance of all of the Certificates on such Distribution Date (after giving effect to any principal payments made on the Securities on such Distribution Date in respect of the First Priority Principal Distribution Amount, if any, and the Second Priority Principal Distribution Amount, if any); and provided, further, that (i) the Regular Principal Distribution Amount on or after the Class C Final Scheduled Distribution Date shall not be less than the amount that is necessary to reduce the Certificate Balance of the Class C Certificates to zero; and (ii) the Regular Principal Distribution Amount on or after the Class D Final Scheduled Distribution Date shall not be less than the amount that is necessary to reduce the Certificate Balance of the Class D Certificates to zero.

                  "Related Agreements" shall have the meaning specified in the recitals to the Administration Agreement.

                  "Representative" shall mean Credit Suisse First Boston, as representative of the several Underwriters.

                  "Repurchase Event" shall mean the occurrence of a breach of any of the Seller's representations and warranties contained in Section 3.2(b) of the Purchase Agreement obligating the Seller to repurchase Receivables thereunder at the Purchase Amount from the Purchaser or from the Trust.

                  "Required Rating" shall mean a rating on (i) short-term unsecured debt obligations of P-1 by Moody's and (ii) short-term unsecured debt obligations of A-1+ by Standard & Poor's and (iii) short-term unsecured debt obligations of F1+ by Fitch, if rated by Fitch; and any requirement that short-term unsecured debt obligations have the "Required Rating" shall mean that such short-term unsecured debt obligations have the foregoing required ratings from each of such Rating Agencies.

                  "Reserve Account" shall mean the account established and maintained as such pursuant to Section 4.8(a) of the Sale and Servicing Agreement.

                  "Reserve Account Property" shall have the meaning specified in
Section 4.8(a) of the Sale and Servicing Agreement.

                  "Reserve Account Release Amount" shall mean, with respect to any Distribution Date, an amount equal to the excess, if any, of (i) the amount of cash or other immediately available funds in the Reserve Account on such Distribution Date (prior to giving effect to any withdrawals therefrom relating to such Distribution Date) over (ii) the Specified Reserve Balance with respect to such Distribution Date.

                  "Reserve Initial Deposit" shall mean, with respect to the Closing Date, $11,500,087.59.

                  "Sale and Servicing Agreement" shall mean the Sale and Servicing Agreement, dated as of April 1, 2000, by and among the Trust, as issuer, the Seller, as seller, and Ford Credit, as servicer.

                  "Scheduled Payment" shall mean, for any Collection Period for any Receivable, the amount indicated in such Receivable as required to be paid by the Obligor in such Collection Period (without giving effect to deferments of payments pursuant to Section 3.2 of the Sale and Servicing Agreement or any rescheduling in any insolvency or similar proceedings).

                  "Schedule of Receivables" shall mean the list identifying the Receivables attached as Schedule A to the Sale and Servicing Agreement and the Indenture and Exhibit B to the Purchase Agreement (which lists may be in the form of computer tape, microfiche, compact disk or other electronic medium).

                  "Second Priority Principal Distribution Amount" shall mean, with respect to any Distribution Date, an amount not less than zero equal to the difference between (i) the excess, if any, of (a) the aggregate outstanding principal amount of the Class A Notes, the VPTNs and the Class B Notes as of the preceding Distribution Date (after giving effect to any principal payments made on the Class A Notes, the VPTNs and Class B Notes and the issuance of any additional VPTNs on such preceding Distribution Date) less the amount on deposit in the Accumulation Account (exclusive of investment earnings from Permitted Investments) after giving effect to all principal payments on the Securities on such preceding Distribution Date over (b) the difference between (1) the Pool Balance at the end of the Collection Period preceding such Distribution Date and
(2) the Yield Supplement Overcollateralization Amount with respect to such Distribution Date minus (ii) the First Priority Principal Distribution Amount, if any, with respect to such Distribution Date; provided, however, that the Second Priority Principal Distribution Amount shall not exceed the sum of the aggregate outstanding principal amount of all the Notes and the Aggregate Certificate Balance of all of the Certificates on such Distribution Date (after giving effect to any principal payments made on the Securities on such Distribution Date in respect of the First Priority Principal Distribution Amount, if any); and provided, further that the Second Priority Principal Distribution Amount on or after the Class B Final Scheduled Distribution Date shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Class B Notes to zero.

                  "Secretary of State" shall mean the Secretary of State of the State of Delaware.

                  "Securities" shall mean the Notes and the Certificates, collectively.

                  "Securities Act" shall mean the Securities Act of 1933, as amended.

                  "Securityholders"   shall   mean  the   Noteholders   and  the
Certificateholders, collectively.

                  "Seller" shall mean Ford Credit Auto Receivables Two L.P. as the seller of the Receivables under the Sale and Servicing Agreement, and each successor to Ford Credit Auto Receivables Two L.P. (in the same capacity) pursuant to Section 5.3 of the Sale and Servicing Agreement.

                  "Servicer" shall mean Ford Credit as the servicer of the Receivables, and each successor to Ford Credit (in the same capacity) pursuant to Section 6.3 of the Sale and Servicing Agreement.

                  "Servicer's Certificate" shall mean a certificate completed and executed by the Servicer by any executive vice president, any vice president, the treasurer, any assistant treasurer, the controller, or any assistant controller of the Servicer pursuant to Section 3.9 of the Sale and Servicing Agreement.

                  "Servicing Fee" shall mean, with respect to a Collection Period, the fee payable to the Servicer for services rendered during such Collection Period, which shall be equal to one-twelfth of the Servicing Fee Rate multiplied by the Pool Balance as of the first day of the Collection Period.

                  "Servicer Liquidity Advance" shall have the meaning as set first in Section 4.5 of the Sale and Servicing Agreement.

                  "Sequential   Amortization   Period"   shall  mean  a  Curable
Amortization Period or an Extended Amortization Period.

                  "Servicing Fee Rate" shall mean 1.0% per annum.

                  "Simple Interest Advance" shall mean the amount of interest, as of the close of business on the last day of a Collection Period, which the Servicer is required to advance on the Simple Interest Receivables pursuant to
Section 4.4(b) of the Sale and Servicing Agreement.

                  "Simple Interest Method" shall mean the method of allocating a fixed level payment to principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the fixed rate of interest multiplied by the unpaid principal balance multiplied by the period of time elapsed since the preceding payment of interest was made.

                  "Simple Interest Receivable" shall mean any Receivable under which the portion of a payment allocable to interest and the portion allocable to principal is determined in accordance with the Simple Interest Method.

                  "Specified Credit Enhancement Amount" shall mean, with respect to any Distribution Date, the greatest of (i) $11,500,087.59, (ii) 1.00% of the Pool Balance at the end of the Collection Period preceding such Distribution Date or (iii) the aggregate principal balance of the Receivables that are delinquent 91 days or more and are not Liquidated Receivables at the end of the Collection Period preceding such Distribution Date; provided, however, that the Specified Credit Enhancement Amount with respect to any Distribution Date shall not exceed the sum of the aggregate outstanding principal amount of all the Notes and the Aggregate Certificate Balance of all the Certificates as of the preceding Distribution Date (after giving effect to any principal payments made on the Securities on such preceding Distribution Date).

                  "Specified Overcollateralization Amount" shall mean, with respect to any Distribution Date, the excess, if any, of (a) the Specified Credit Enhancement Amount over (b) the Specified Reserve Balance, each with respect to such Distribution Date.

                  "Specified Reserve Balance" shall mean the sum of:

                  (i) the lesser of

                           (a) $11,500,087.59 and

                           (b) the sum of the aggregate outstanding principal amount of all the Notes and the Aggregate Certificate Balance of all the Certificates as of the preceding Distribution Date (after giving effect to any principal payments made on the Securities on such preceding Distribution Date) and

                  (ii) plus, in each case, if any amounts are on deposit in the Accumulation Account on such Distribution Date (after giving effect to all deposits and withdrawals from the Accumulation Account on such Distribution
                           Date), an amount equal to the product of (x) the amount on deposit in the Accumulation Account
                          (after giving effect to all deposits and withdrawals from the Accumulation Account on such Distribution
                          Date), (y) a fraction, the numerator of which is the number of Distribution Dates after such Distribution Date through and including the next Distribution Date that is a Targeted Scheduled Distribution Date for any Subclass of Class A Notes and the denominator of which is 12, and (z) the weighted average interest rate of the outstanding  Securities  on such date
                         (after  giving  effect to all  principal  payments on
                          such date) minus (one-month  LIBOR as determined for
                          the Interest Period beginning on the preceding Distribution Date less 2.50%).

                  "Spread" means with respect to any VPTN, the percentage over LIBOR as determined at the time of issuance as set forth in such VPTN, which percentage shall not exceed 1.50%.

                  "Standard & Poor's" shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

                  "State" shall mean any state or commonwealth of the United States of America, or the District of Columbia.

                  "Subclass" shall mean any subclass of Class A Notes, including the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class A-5 Notes.

                  "Successor Servicer" shall mean an institution appointed as successor Servicer pursuant to Section 9.2 of the Sale and Servicing Agreement.

                  "Supplemental Servicing Fee" shall mean, the fee payable to the Servicer for certain services rendered during the respective Collection Period, determined pursuant to and defined in Section 3.8 of the Sale and Servicing Agreement.

                  "Swap Counterparty" shall mean Westdeutsche Landesbank Girozentrale, acting through its New York Branch, as swap counterparty under the Interest Rate Swap Agreement, or any successor or replacement swap counterparty from time to time under the Interest Rate Swap Agreement. Each Swap Counterparty (or the institution guaranteeing such Swap Counterparty's obligations) must have ratings at least equal to "Aa3" by Moody's, "AA-" by Fitch and "AA-" by S&P at the time of entry into the Interest Rate Swap Agreement.

                  "Swap Payment" shall mean on any Distribution Date the net amount, if any, then payable by the Issuer to the Swap Counterparty, excluding any Swap Termination Payments.

                  "Swap Termination Payment" shall mean any termination payment payable by the Issuer to the Swap Counterparty or by the Swap Counterparty to the Issuer under the Interest Rate Swap Agreement.

                  "Swap Receipt" shall mean on any Distribution Date the net amount, if any, then payable by a Swap Counterparty to the Issuer, excluding any Swap Termination Payments.

                  "Targeted Scheduled Distribution Date" shall mean as set forth below for each Subclass of Class A Notes:

                                      Targeted Scheduled
     Subclass                         Distribution Date

Class A-1 Notes                        October 15, 2000
Class A-2 Notes                         April 15, 2001
Class A-3 Notes                        October 15, 2001
Class A-4 Notes                         April 15, 2002
Class A-5 Notes                        October 15, 2002

                  "Total Required Payment" shall mean, with respect to any Distribution Date, the sum of the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods, the Accrued Class A Note Interest, the Accrued VPTN Interest, any Swap Payment, any Swap Termination Payment payable by the Issuer to the Swap Counterparty, the First Priority Principal Distribution Amount, the Accrued Class B Note Interest, the Second Priority Principal
Distribution Amount, the Accrued Class C Certificate Interest and the Accrued Class D Certificate Interest; provided, however, that following the occurrence and during the continuation of an Event of Default which has resulted in an acceleration of the Notes, on any Distribution Date until the Distribution Date on which the outstanding principal amount of all the Notes has been paid in full, the Total Required Payment shall mean the sum of the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods, the Accrued Class A Note Interest, the Accrued VPTN Interest, any Swap Payment, any Swap Termination Payment payable by the Issuer to the Swap Counterparty, the Accrued Class B Note Interest and the amount necessary to reduce the outstanding principal amount of all the Notes to zero.

                  "Transfer" shall have the meaning specified in Section 3.3 of the Trust Agreement.

                  "Treasury Regulations" shall mean regulations, including proposed or temporary regulations, promulgated under the Code. References to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

                  "Trust" shall mean Ford Credit Auto Owner Trust 2000-B, a Delaware business trust established pursuant to the Trust Agreement.

                  "Trust Accounts" shall have the meaning specified in Section 4.8(a) of the Sale and Servicing Agreement.

                  "Trust Agreement" shall mean the Amended and Restated Trust Agreement dated as of April 1, 2000, by and among the Seller, as depositor, the Owner Trustee and the Delaware Trustee.

                  "Trust Indenture Act" or "TIA" shall mean the Trust Indenture Act of 1939, as amended, unless otherwise specifically provided.

                  "Trustee Officer" shall mean, with respect to the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee with direct responsibility for the administration of the Indenture and the other Basic Documents on behalf of the Indenture Trustee and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject and, with respect to the Owner Trustee, any officer within the Corporate Trust Office of the Owner Trustee with direct responsibility for the administration of the Trust Agreement and the other Basic Documents on behalf of the Owner Trustee.

                  "Trust  Property"  shall  have  the  meaning  as set  forth in
Section 2.1(a) of the Sale and Servicing Agreement.

                  "UCC" shall mean the Uniform Commercial Code as in effect in any relevant jurisdiction.

                  "Underwriting   Agreement"   shall   mean   the   Underwriting
Agreement, dated April 13, 2000 between the Seller and the Representatives of the several Underwriters.

                  "Underwritten Securities" shall mean the Notes and the Class C Certificates.

                  "VPTN" shall mean the Floating Rate Asset Backed Variable Pay Term Notes issued from time to time by the Trust pursuant to the Indenture, substantially in the form of Exhibit VPTN to the Indenture.

                  "VPTN Noteholders' Interest Carryover Shortfall" shall mean, with respect to any Distribution Date, the excess of the VPTN Noteholders' Monthly Accrued Interest for the preceding Distribution Date and any outstanding VPTN Noteholders' Interest Carryover Shortfall on such preceding Distribution Date, over the amount in respect of interest that is actually paid to holders of the VPTNs on such preceding Distribution Date, plus interest on the amount of interest due but not paid to holders of the VPTNs on the preceding Distribution Date, to the extent permitted by law, at the respective Note Interest Rates borne by such VPTNs for the related Interest Period.

                  "VPTN Noteholders' Monthly Accrued Interest" shall mean, with respect to any Distribution Date, the aggregate interest accrued for the related Interest Period on each VPTN at the respective VPTN Rate for each VPTN on the outstanding principal amount of each such VPTN on the immediately preceding Distribution Date or the respective date of issuance, as the case may be, after giving effect to all payments of principal to the holders of the VPTNs on or prior to such preceding Distribution Date.

                  "VPTN Final Scheduled Distribution Date" shall mean the April 2004 Distribution Date.

                  "VPTN Issuance Amount" shall mean, for any Targeted Scheduled Distribution Date, the amount the Issuer is able to issue pursuant to Section 2.2(d) of the Indenture, not to exceed an amount equal to (i) the aggregate outstanding principal balance of the related Subclass of the Class A Notes and the aggregate outstanding principal balance of all Class A Notes which were not paid in full on their Targeted Scheduled Distribution Dates over (ii) the sum of the amount on deposit in the Accumulation Account and the amount on deposit in the Principal Distribution Account, if any, which is allocable to the Subclass or Subclasses of Class A Notes in (i) above.

                  "VPTN Noteholder" shall mean the Person in whose name a VPTN is registered on the Note Register, or if no VPTN has been issued and a Servicer Liquidity Advance has been made, the Servicer.

                  "VPTN Percentage" means, for any Distribution Date, 100% minus the Class A Percentage for that Distribution Date.

                  "VPTN Proceeds Account" shall mean the account established and maintained pursuant to Section 4.1(g) of the Sale and Servicing Agreement.

                  "VPTN Rate" shall mean, with respect to each VPTN, on any Distribution Date, the rate equal to one-month LIBOR on the related LIBOR Determination Date plus the fixed percentage spread for such VPTN determined at the time of issuance based on market conditions; provided that such interest rate shall not exceed one-month LIBOR plus 1.50%. Interest with respect to any VPTN shall be computed on the basis of actual days elapsed and a 360-day year for all purposes of the Basic Documents.

                  "Void  Transfer"  shall have the meaning  specified in Section
3.3 of the Trust Agreement.

                  "Yield Supplement Overcollateralization Amount" shall mean, with respect to any Distribution Date, the amount specified on the Yield Supplement Overcollateralization Schedule with respect to such Distribution Date.

                  "Yield Supplement Overcollateralization Schedule" shall mean for the Closing Date and each Distribution Date listed below, the following schedule:

   Closing Date:                                                       $121,170,102.67
   May 2000:                                                           $116,242,099.61
   June 2000:                                                          $111,408,322.23
   July 2000:                                                          $106,670,042.08
   August 2000:                                                        $102,028,522.70
   September 2000:                                                     $ 97,484,996.56
   October 2000:                                                       $ 93,040,710.73
   November 2000:                                                      $ 88,696,919.62
   December 2000:                                                      $ 84,454,903.33
   January 2001:                                                       $ 80,315,942.43
   February 2001:                                                      $ 76,281,245.88
   March 2001:                                                         $ 72,352,002.70
   April 2001:                                                         $ 68,529,479.86
   May 2001:                                                           $ 64,814,961.47
   June 2001:                                                          $ 61,207,728.23
   July 2001:                                                          $ 57,714,564.82
   August 2001:                                                        $ 54,329,901.57
   September 2001:                                                     $ 51,055,590.45
   October 2001:                                                       $ 47,891,149.04
   November 2001:                                                      $ 44,836,383.62
   December 2001:                                                      $ 41,891,214.16
   January 2002:                                                       $ 39,055,839.37
   February 2002:                                                      $ 36,330,088.02
   March 2002:                                                         $ 33,713,695.34
   April 2002:                                                         $ 31,206,887.74
   May 2002:                                                           $ 28,809,820.05
   June 2002:                                                          $ 26,522,515.50
   July 2002:                                                          $ 24,343,907.74
   August 2002:                                                        $ 22,273,072.67
   September 2002:                                                     $ 20,309,112.14
   October 2002:                                                       $ 18,451,250.38
   November 2002:                                                      $ 16,698,779.14
   December 2002:                                                      $ 15,050,934.30
   January 2003:                                                       $ 13,506,120.72
   February 2003:                                                      $ 12,061,510.13
   March 2003:                                                         $ 10,713,729.14
   April 2003:                                                         $  9,462,483.65
   May 2003:                                                           $  8,307,095.09
   June 2003:                                                          $  7,246,474.23
   July 2003:                                                          $  6,278,676.62
   August 2003:                                                        $  5,401,073.67
   September 2003:                                                     $  4,609,122.23
   October 2003:                                                       $  3,897,664,62
   November 2003:                                                      $  3,260,814.25
   December 2003:                                                      $  2,692,579.12
   January 2004:                                                       $  2,188,507.53
   February 2004:                                                      $  1,745,013.86
   March 2004:                                                         $  1,358,829.50
   April 2004:                                                         $  1,028,701.36
   May 2004:                                                           $    752,451.98
   June 2004:                                                          $    527,418.36
   July 2004:                                                          $    350,265.82
   August 2004:                                                        $    217,581.11
   September 2004:                                                     $    123,498.93
   October 2004:                                                       $     61,544.37
   November 2004:                                                      $     24,847.84
   December 2004:                                                      $      6,267.46
   January 2005:                                                       $         60.81